Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 27, 2024

December 23, 2024

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately three months. The current Outcome Period will end on December 31, 2024, and the Fund will commence a new Outcome Period that will begin on January 1, 2025 and end on March 31, 2025. The Fund’s new Cap will not be determined until the start of the new Outcome Period on January 1, 2025. A supplement to the Fund’s prospectus will be filed on December 31, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of December 23, 2024, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly	TFJL	7.23% – 17.23% (7.03% – 17.03% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference